                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact  and agents,  with full power of substitution and  resubstitution, for him and in his  capacity as Trustee or Director of  Centennial  Tax Exempt Trust
(the "Fund"), to sign on his behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities Act of 1933,  the  Investment  Company Act of 1940 and any  amendments  and  supplements thereto,  and other documents in connection  thereunder,  and to file the same, with all  exhibits  thereto,  and  other  documents  in  connection  therewith,  with the
Securities  and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he might or could do in  person,  hereby ratifying and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of January, 2001.

/s/William L. Armstrong
------------------------
William L. Armstrong

Powers\POA-Armstrong_160.doc

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact  and agents,  with full power of substitution and  resubstitution, for him and in his  capacity as Trustee or Director of  Centennial  Tax Exempt Trust
(the "Fund"), to sign on his behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities Act of 1933,  the  Investment  Company Act of 1940 and any  amendments  and  supplements thereto,  and other documents in connection  thereunder,  and to file the same, with all  exhibits  thereto,  and  other  documents  in  connection  therewith,  with the
Securities  and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he might or could do in  person,  hereby ratifying and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of January, 2001.

_/s/Edward L. Cameron
---------------------
Edward L. Cameron

Powers\POA-Cameron_160.doc

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact  and agents,  with full power of substitution and  resubstitution, for him and in his capacity as Trustee of Centennial  Tax Exempt Trust (the "Fund"),
to  sign  on  his  behalf  any  and  all  Registration   Statements  (including  any
post-effective  amendments to Registration  Statements)  under the Securities Act of
1933,  the  Investment  Company  Act of 1940  and  any  amendments  and  supplements thereto,  and other documents in connection  thereunder,  and to file the same, with all  exhibits  thereto,  and  other  documents  in  connection  therewith,  with the
Securities  and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he might or could do in  person,  hereby ratifying and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of April, 2001.

/s/ Richard F. Grabish
------------------------------
Richard F. Grabish

POA-Grabish_160.doc

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact  and agents,  with full power of substitution and  resubstitution, for him and in his  capacity as Trustee or Director of  Centennial  Tax Exempt Trust
(the "Fund"), to sign on his behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities Act of 1933,  the  Investment  Company Act of 1940 and any  amendments  and  supplements thereto,  and other documents in connection  thereunder,  and to file the same, with all  exhibits  thereto,  and  other  documents  in  connection  therewith,  with the
Securities  and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he might or could do in  person,  hereby ratifying and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of January, 2001.

/s/F. William Marshall, Jr.
----------------------------
F. William Marshall, Jr.

DenverBoard\Dec00\POA\Marshall\POA-Marshall_160.doc